Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, M. Andrew Franklin, Chief Executive Officer of Cedar Realty Trust, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to the best of my knowledge, as follows:
1.The Annual Report on Form 10-K of the Company for the year ended December 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
IN WITNESS WHEREOF, I have executed this Certification this 5th day of March 2024.

/s/ M. ANDREW FRANKLIN
M. Andrew Franklin
Chief Executive Officer and President